UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2018

Volkswagen Auto Loan Enhanced Trust 2018-2

(Issuing Entity)

Central Index Key Number: 0001756401

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction

of Incorporation)

333-205992 333-205992-02	11-3650483 83-6429606
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, VA	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the sale of the Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 Asset Backed Notes (collectively, the “Notes”) of Volkswagen Auto Loan Enhanced Trust 2018-2 (the “Issuing Entity”), which are described in the Final Prospectus dated November 15, 2018 and which were issued on November 21, 2018 (the “Closing Date”), the Registrant and Co-Registrant are filing the agreements listed below, each dated as of the Closing Date. The Notes have an aggregate initial principal amount of $1,000,000,000.

1. Purchase Agreement, between VW Credit, Inc. (“VCI”) and Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), pursuant to which VCI transferred to VALU Funding certain motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles, minivans and sport utility vehicles (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and among VALU Funding, Citibank, N.A. (the “Owner Trustee”) and Citicorp Trust Delaware, National Association (the “Issuer Delaware Trustee”) which amended and restated the trust agreements pursuant to which Volkswagen Auto Loan Enhanced Trust 2018-2 (the “Issuing Entity”) was created.

3. Sale and Servicing Agreement, by and among the Issuing Entity, VALU Funding, as seller, VCI, as servicer and Deutsche Bank Trust Company Americas (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuing Entity.

4. Indenture, by and between the Issuing Entity and the Indenture Trustee, pursuant to which the Notes were issued.

5. Administration Agreement, by and among the Issuing Entity, VCI, as administrator and the Indenture Trustee, relating to the provision by VCI of certain services relating to the Issuing Entity and the Notes.

6. Asset Representations Review Agreement among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-205992).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Amended and Restated Trust Agreement, as Exhibit 10.5 is the Asset Representations Review Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of November 21, 2018, between the Issuing Entity and the Indenture Trustee.

10.1	Purchase Agreement, dated as of November 21, 2018, between VCI and VALU Funding.

10.2	Sale and Servicing Agreement, dated as of November 21, 2018, among the Issuing Entity, VALU Funding, VCI and the Indenture Trustee.

10.3	Administration Agreement, dated as of November 21, 2018, among the Issuing Entity, VCI as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, dated as of November 21, 2018, among VALU Funding, the Owner Trustee and the Issuer Delaware Trustee.

10.5	Asset Representations Review Agreement, dated as of November 21, 2018, among the Issuing Entity, VCI, as servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2018	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2018-2

By: VW Credit, Inc., as Servicer

	By:	/s/ David Rands
	Name:	David Rands
	Title:	Executive Vice President and Chief Financial Officer

	By:	/s/ Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer